                                                                    EXHIBIT 10.4




                       DIRECTOR INDEMNIFICATION AGREEMENT
                       ----------------------------------




         THIS DIRECTOR INDEMNIFICATION AGREEMENT (the "Agreement") is made as of this 1st day of January, 2000, and is by and between Evergood Products Corporation, a corporation duly organized under the laws of the State of Delaware with its principal offices located at 140 Lauman Lane, Hicksville, New York 11801 (hereinafter referred to as the "Company") and ____________ (hereinafter referred to as the "Director").


                                    RECITALS:

         WHEREAS, Company is a corporation that was duly formed and is currently subsisting under the laws of the State of Delaware;

         WHEREAS, the Company appointed Director to serve on the Board of Directors of the Company;

         WHEREAS, Director accepts the appointment and agrees to assume the duties and responsibilities of a director of the Company as set forth in this Agreement and in the Company's By-Laws; and

         WHEREAS, the parties hereto are desirous of memorializing their understanding and providing for their respective rights and responsibilities relating to the indemnification of Director by Company,

         NOW, THEREFORE, for good and valuable consideration each to the other in hand paid, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   SECTION ONE

                              Services by Director
                              --------------------

         1. Director hereby agrees to serve as a Director of the Company so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and By-Laws of the Company or any subsidiary of the Company and until such time as he resigns, is terminated or fails to stand for election. Director may at any time and for any reason resign from his Directorship (subject to any other contractual obligation or other obligation imposed upon him or the Company by operation of law), and Company shall have no obligation under this Agreement or otherwise to continue employ or associate with Director in any position with the Company or as a Director of the Company except as may be set forth in some other written agreement between the parties which is then in full force and effect, if any.

                                   SECTION TWO

                                 Indemnification
                                 ---------------

         2. Company shall indemnify Director to the fullest extent permitted by applicable law in effect on the date hereof as such law may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits Company to provide broader indemnification rights and protection than the law permitted Company to provide before such amendment). Without in any way diminishing the scope of the indemnification provided by this section, the Company will indemnify Director if and whenever such Director is or was involved in any manner (including, without limitation, as a party or as a witness) in any threatened, pending, or completed proceeding, including, without limitation, any such proceeding brought by or in the right of Company, by reason of the fact that he is or was an agent or by reason of anything done or not done by him in such capacity, against expenses and liabilities actually incurred by Director or on his behalf in connection with the investigation, defense, settlement, or appeal of any such proceeding. No initial finding by the Board of Directors of the Company, its counsel, independent counsel, arbitrators, or shareholders of the Company shall be effective to deprive Director of the protection of this indemnity, nor shall a court to which Director may apply for enforcement of this indemnity give any weight to any such adverse finding in deciding any issue before it, as it is intended Director shall be paid promptly by the Company all amounts necessary to effectuate the foregoing indemnity in full.

                                  SECTION THREE

                             Advancement of Expenses
                             -----------------------

         3. All reasonable expenses incurred by or on behalf of Director shall be advanced by the Company to Director within twenty (20) days after the receipt by Company of a written request for an advance or advances of expenses from time to time, whether prior to or after final disposition of a proceeding (unless there has been a final determination that

Director is not entitled to be indemnified for such expenses), including, but not limited to, any proceeding brought by or in the right of the Company. Director's entitlement to advancement of expenses shall include those incurred in connection with any proceeding by Director seeking an adjudication or award in arbitration pursuant to this Agreement. The requests shall reasonably evidence the expenses incurred by Director in connection with any such proceeding. If required by law at the time of any advance, Director hereby undertakes to repay the amount advanced if it shall ultimately be determined that Director is not entitled to be indemnified pursuant to the terms of this Agreement.

                                  SECTION FOUR

          PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION
          -------------------------------------------------------------

         4.1 Whenever Director believes that he is entitled to indemnification pursuant to this Agreement, Director shall submit a written request (the "Request") for indemnification to Company to the attention of the chairperson of the Board of Directors, with a copy to the secretary. The Request shall include documentation or information that is necessary for the determination of entitlement to indemnification (the "Determination") and that is reasonably available to Director.

The Determination shall be made not later than sixty (60) days after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any proceeding or any other event that could enable Company to determine Director's entitlement to indemnification. The chairperson of the Board of Directors, or the secretary shall, promptly on receipt of Director's Request for indemnification, advise the Board of Directors in writing that Director has made such Request for indemnification.

         4.2 Company shall be entitled to select the forum (the "Forum") in which Director's entitlement to indemnification will be heard unless a triggering event (the "Triggering Event") has occurred, as defined in Section 20(g) herein, in which case Director shall be entitled to select the Forum. Company or Director, as the case may be, shall notify the other party in writing as to the Forum selected, which selection shall be from among the following:

             (a)  The stockholders of the Company;

             (b)  A quorum of the Board consisting of disinterested Directors;

             (c)  Independent counsel, which counsel shall make the

Determination in a written opinion; or

             (d) A panel of three (3) arbitrators, one of whom is selected by the Company, another of whom is selected by Director, and the last of whom is selected by the first two arbitrators so selected; or if for any reason three
(3) arbitrators are not selected within thirty (30) days after the appointment of the first arbitrator, then the selection of additional arbitrators to complete the three-person panel shall be made by the American Arbitration Association tinder its commercial arbitration rules then in effect.

                                  SECTION FIVE

                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS
                 ----------------------------------------------

         5. On making a Request for indemnification, Director shall be presumed to be entitled to indemnification under this Agreement and Company shall have the burden of proof to show that such indemnification is expressly prohibited by applicable law in order to overcome that presumption in reaching any contrary Determination. If the Forum so empowered to make the Determination shall have failed to make the requested

Determination within sixty (60) days after any judgment, order, settlement, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, or other disposition or partial disposition of any proceeding or any other event that could enable the Company to determine Director's entitlement to indemnification, the requisite Determination of entitlement to indemnification shall be deemed to have been made and Director shall be absolutely entitled to indemnification under this agreement, absent (a) misrepresentation or omission by Director of a material fact in the request for indemnification or (b) a specific finding that all or any part of such indemnification is expressly prohibited by law. The termination of any proceeding by judgment, order, settlement, arbitration award, or conviction, or on a plea of nolo contendere or its equivalent, shall not of itself (a) adversely affect the rights of Director to indemnification except as may be provided in this Agreement, (b) create a presumption that Director did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or (c) with respect to any criminal action or proceeding, create a presumption that Director had reasonable cause to believe that his conduct was unlawful.

                                   SECTION SIX

                 REMEDIES OF DIRECTOR IN CASES OF DETERMINATION
                     NOT TO INDEMNIFY OR TO ADVANCE EXPENSES
                     ---------------------------------------

         6.1 In the event that (a) an initial Determination is made that Director is not entitled to indemnification, (b) advances are not made pursuant to this Agreement, (c) payment has not been timely made following a Determination of entitlement to indemnification pursuant to this Agreement, or
(d) Director otherwise seeks enforcement of this Agreement, Director shall be entitled to a final adjudication in an appropriate court of the State of his entitlement to such indemnification or advance. Alternatively, Director, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association then in effect, which award is to be made within ninety (90) days following the filing of the demand for arbitration (the "Demand"). The Company shall not oppose Director's right to seek any such adjudication or arbitration award. In any such proceeding or arbitration Director shall be presumed to be entitled to indemnification under this Agreement and Company shall have the burden of proof to overcome that presumption.

         6.2 In the event an initial Determination has been made, in whole or in part, that Director is not entitled to indemnification, the decision in the judicial proceeding or arbitration provided in Section 6.1 shall be made de novo and Director shall not be prejudiced by reason of a Determination that he is not entitled to indemnification.

         6.3 If an initial Determination is made or deemed to have been made pursuant to the terms of this Agreement that indemnification of Director is not expressly prohibited by applicable law, Director shall be entitled to indemnification and the Company shall be bound by such Determination in the absence of (a) a misrepresentation or omission of a material fact by Director or
(b) a specific finding (which has become final) that all or any part of such indemnification is expressly prohibited by law.

         6.4 The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding, and enforceable. The Company shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

         6.5 Expenses incurred by Director in connection with his Request for indemnification under, seeking enforcement of, or to recover damages for breach of, this Agreement shall be borne by the Company.

                                  SECTION SEVEN

                         OTHER RIGHTS TO INDEMNIFICATION
                         -------------------------------

         7. Director's rights of indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Director may now or in the future be entitled under applicable law, the Company's Certificate of Incorporation or by-laws, agreement, vote of the stockholders of the Company, resolution of Company's Directors, or otherwise.

                                  SECTION EIGHT

                            LIMITATIONS ON INDEMNITY
                            ------------------------

         8. Company shall not be liable under this Agreement to make any payment to Director to the extent that Director has already been reimbursed pursuant to such Directors' and Officers' insurance (hereinafter "D & 0 Insurance") as Company may maintain for Director's benefit. Notwithstanding the availability of such D & O Insurance, Director may also claim indemnification from the Company pursuant to this Agreement by assigning to the Company any claims under such insurance to the extent Director is paid by Company.

                                  SECTION NINE

                 DURATION AND SCOPE OF AGREEMENT; BINDING EFFECT
                 -----------------------------------------------

         9. This Agreement shall continue so long as Director shall be subject to any possible proceeding by reason of the fact that Director is or was an agent of the Company and shall be applicable to proceedings commenced or continued after execution of this Agreement, whether arising from acts or omissions occurring before or after such execution. This Agreement shall be binding on the Company and its successors and assigns and shall inure to the benefit of Director and Director's spouse, assigns, heirs, devisees, executors, administrators, and other legal representatives.

                                   SECTION TEN

                           INTERPRETATION OF AGREEMENT
                           ---------------------------

         10. It is understood and agreed that the parties hereto intend this agreement to be interpreted and enforced so as to provide indemnification to Director to the fullest extent now or hereafter permitted by law.


                                 SECTION ELEVEN

                                    HEADINGS
                                    --------

         11. The headings of sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this agreement or to affect the construction thereof.

                                 SECTION TWELVE

                                  Severability
                                  ------------

         12. If any provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal, or unenforceable for any reason whatever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

                                SECTION THIRTEEN

                             Identical Counterparts
                             ----------------------

         13. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which shall constituted one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought shall be required to be produced to evidence the existence of this Agreement.

                                SECTION FOURTEEN

                                Entire Agreement
                                ----------------

         14. This Agreement sets forth the entire understanding of the parties relating to the subject matter herein, and supercedes all prior agreements, arrangements and understandings, written, or oral, relating to the subject matter herein. No representation, promise, or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound or liable for any alleged representation, promise or inducement not set forth.

                                 SECTION FIFTEEN

                             Modification and Waiver
                             -----------------------

         15. No supplement, modification, or amendment to this Agreement shall be binding unless executed in writing by both of the parties to this Agreement. No waiver of any provisions of this Agreement shall be deemed to constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                                 SECTION SIXTEEN

                    Notice by Director And Defense Of Claims
                    ----------------------------------------

         16.1 Director agrees promptly to notify Company in writing on being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any matter that may be subject to indemnification hereunder, whether civil, criminal, administrative, or investigative; but the omission so to notify Company will not relieve Company from any liability that it may have to Director if such omission does not prejudice Company's rights and if such omission does prejudice Company's rights, it will relieve Company from liability only to the extent of such prejudice; nor will such omission relieve Company from any liability that it may have to Director otherwise than under this Agreement.

         16.2 With respect to any proceeding as to which Director notifies Company of the commencement thereof:

             (a) Company will be entitled to participate therein at its own expense; and

             (b) Except as otherwise provided below, to the extent that it may wish, Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director after notice front Company to Director of its election so to assume the defense thereof, Company will not be liable to Director under this Agreement for any expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his own counsel in such proceeding, but the fees and expenses of such counsel shall be at the expense of Director unless (1) the employment of counsel by Director has been authorized by Company, (2) Director shall have reasonably concluded that there may be a conflict of interest between the Company and Director in the conduct of the defense of such action or that counsel may not be adequately representing Director, (3) a Triggering Event shall have occurred, or (4) Company shall not in fact have employed counsel to assume the defense of such action, in each case of which the fees and expenses of counsel employed by Director shall be at the expense of Company. Company shall not be entitled to assume the defense of any proceeding as to which Director shall have made the conclusion provided in (2) above or if an event in (3) above shall have occurred.

             (c) Company shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Director without Director's written consent. Neither Company nor Director will unreasonably withhold their consent to any proposed settlement.

                                SECTION SEVENTEEN

                                     Notices
                                     -------

         17. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is mailed:

         If to Director to the address first set forth above.

         If to Company to the address first set forth above with a copy of such communication mailed by like means to Hoffinger, Friedland, Dobrish & Stern, P.C., 110 East 59th Street, 33rd Floor, New York,
New York 10022.

         Either party may furnish the other with written notice of a change of address in the same manner as providing notice as specified above, in which case notices must be sent to such new address.

                                SECTION EIGHTEEN

                                  Governing Law
                                  -------------

         18. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in New York. The legal tribunals of the State of New York shall be the sole forum for resolving any claim, action or demand arising out of or pertaining to this Agreement.

                                SECTION NINETEEN

                             Consent to Jurisdiction
                             -----------------------

         19. Company and Director each irrevocably consent to the jurisdiction of the Supreme Court of the State of New York in the County of Nassau for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of New York.

                                 SECTION TWENTY

                                   Definitions
                                   -----------

         1.       For purposes of this Agreement:

                  (a) "Agent" shall mean any person who (1) is or was a Director, officer, or employee of the Company or a subsidiary of the Company whether serving in such capacity or as a Director, officer, employee, agent, fiduciary, or other official of another entity at the request, for the convenience, or to represent the interests of the Company or a subsidiary of the Company or (2) was a Director, officer, or employee of a corporation that was a predecessor corporation of the Company or a subsidiary of the Company whether serving in such capacity or as a Director, officer, employee, agent, fiduciary, or other official of another entity at the request, for the convenience, or to represent the interests of such predecessor corporation.

             (b) "Disinterested Director" shall mean a Director of the Company who is not or was not a party to the proceeding in respect of which indemnification is being sought by Director.

             (c) "Expenses" shall include all direct and indirect costs (including, without limitation, attorney fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Director for which Director is otherwise not compensated by the Company or any third party) actually and reasonably incurred in connection with either the investigation, defense, settlement, or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law, or otherwise; provided, however, that "expenses" shall not include any judgments, fines, or ERISA excise taxes or penalties.

             (d) For purposes of this Agreement any reference to the masculine shall mean the feminine when the context requires.

             (e) "Independent counsel" shall mean a law firm that, or a member of a law firm or a sole practitioner who neither is currently nor in the past five (5) years has been retained to represent: (1) the Company or Director in any matter material to either party, or (2) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "independent counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Director in an action to determine Director's right to indemnification under this Agreement.

             (e) "Liabilities" shall mean liabilities of any type whatsoever, including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement.

             (f) "Proceeding" shall mean any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, or any other proceeding whether civil, criminal, administrative, or investigative.

             (g) "Triggering event" shall mean the acquisition by any person (other than the Company) of thirty percent (30%) or more of the outstanding shares of common stock of the Company unless a majority of the entire Board shall have earlier approved such acquisition.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                              Evergood Products Corporation

                                              By:
                                                 ----------------------------
                                                 Its Authorized Officer



                                                 ----------------------------
                                                     [Name of Director]